J.P. Morgan Series Trust II (formerly JPM Series Trust II)

Supplement dated January 7, 1998, as applicable to the following Prospectuses:
JPM Series Trust II (combined), dated 4/30/97
JPM Treasury Money Market Portfolio, dated 4/30/97
JPM Bond Portfolio, dated 4/30/97
JPM Equity Portfolio, dated 4/30/97
JPM Small Company Portfolio, dated 4/30/97
JPM International Equity Portfolio, dated 4/30/97
(Supersedes all supplements with respect to the above Trust/Portfolios prior to January 7, 1998)

Trust/Portfolio Name Changes:

1. Effective January 1, 1998, the name of the Trust changed from "JPM Series Trust II" to "J.P. Morgan Series Trust II" and each Portfolio's name changed as follows:

         Old Name                                      New Name

JPM Treasury Money Market Portfolio  J.P. Morgan Treasury Money Market Portfolio
JPM Bond Portfolio                   J.P. Morgan Bond Portfolio
JPM Equity Portfolio                 J.P. Morgan Equity Portfolio
JPM Small Company Portfolio          J.P. Morgan Small Company Portfolio
JPM International Equity Portfolio   J.P. Morgan International Opportunities
                                       Portfolio

Investment Policy Revisions:

2. The first paragraph of the sub-section entitled "Quality information" under "Investment Objective and Policies" in the Prospectuses for the J.P. Morgan Bond Portfolio is replaced with the following:

              Quality Information. It is the current policy of the Portfolio that under normal circumstances at least 75% of total assets will consist of securities that at the time of purchase are rated Baa or better by Moody's Investors Service, Inc. ("Moody's) or BBB or better by Standard & Poor's Ratings Group ("Standard & Poor's"), of which at least 65% of total assets will be rated A or better. The remaining 25% of total assets may be invested in securities that are rated B or better by Moody's or Standard & Poor's. In each case, the Portfolio may invest in securities which are unrated if in the Adviser's opinion such securities are of comparable quality. Securities rated Baa by Moody's or BBB by Standard & Poor's are considered investment grade, but have some speculative characteristics. Securities rated Ba or B by Moody's or BB or B by Standard & Poor's are below investment grade and considered to be speculative with regard to payment of interest and principal. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Portfolio may continue to hold the investment. See "ADDITIONAL INVESTMENT INFORMATION".

     3. The following sub-section is added after the first paragraph under "Additional Investment Information" in the combined Prospectus:

     Below Investment Grade Debt for J.P. Morgan Bond Portfolio. Certain lower rated securities purchased by the Portfolio, such as those rated Ba or B by Moody's or BB or B by Standard & Poor's (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing higher coupons or interest rates than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that the Portfolio invests in such lower quality securities, the achievement of its


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     investment  objective  may be more  dependent on the  Adviser's  own credit analysis.

     Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately the Portfolio's portfolio securities for purposes of determining the Portfolio's net asset value. See Appendix A in the Statement of Additional Information for more detailed information on these ratings.

     4. The Section "Additional Investment Information" in the individual Prospectus for the J.P. Morgan Bond Portfolio is revised accordingly.